General DataComm Industries, Inc.
                             Statement of Operations
                       One Fiscal Month Ended May 31, 2003
                                 (Unaudited)(1)
                                  ($$ in 000's)


             Sales                                                      $2,303
             Cost of Sales                                               1,068
                                                                        -------

             Gross Margin                                                1,235

             Operating Expenses:
                           Selling, general & administrative               582
                           Research & development                          260
                                                                        -------
                                                                           842

             Operating income                                              393

             Interest expense(contractual interest/fees $363)(2)           354
             Other, net                                                    (10)
                                                                        -------
             Earnings(loss) before reorganization items,
              income taxes and discontinued operations                      49

             Reorganization items:
                                   Professional fees                       275
                                                                        -------
             Gain(loss) before income taxes
               and discontinued operations                                (226)

             Income tax provision                                           13
                                                                        -------
             Income(loss) before discontinued operations                  (239)

             Income(loss) from discontinued operations                     480
                                                                        -------
             Net income(loss)                                            $ 241
                                                                        =======

        -------------
             (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

             (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                      For the One Month Ended May 31, 2003
                                 (Unaudited) (1)
                                  ($$ in 000's)
                 Increase(Decrease) in Cash and Cash Equivalents


           Cash flows from operating activities:
               Cash received from customers                     $ 2,110
               Non A/R cash                                       2,054 (3)
               Interest paid (2)                                   (364)
               Cash paid to suppliers and employees              (1,531)
                                                                --------
           Net cash (used in) provided by operating activities
               before reorganization items                        2,269
           Operating cash flows from reorganization items:
               Professional fees                                   (317)
                                                                --------
           Net cash used by reorganization items                   (317)

           Net cash (used in) provided by operating activities    1,952

           Cash flows from financing activities:
               Principal payments on debt                        (2,053) (3)
                                                                --------
           Net cash used in financing activities                 (2,053)
                                                                --------

           Net increase(decrease) in cash                       $  (101)
                                                                ========

           Cash at beginning of period                            1,694
           Cash at end of period                                $ 1,593


           Reconciliation of net income to net cash provided
               by (used in) operating activities
           Net income (loss)                                    $   241
           (Increase) decrease in accounts receivable              (364)
           (Increase) decrease in inventory                         106
           Net proceeds from building sale                        1,917
           Gain on sale of building                                (304)
           (Increase) decrease in other current assets              (43)
           Increase (decrease) in postpetition payables
               and other current liabilities                        399
                                                                -------

           Net cash provided by operating activities            $ 1,952
                                                                =======

        --------------
           (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

           (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

           (3) Includes $1,917,000 received from the Company's U.K. subsidiary primarily from the sale of real estate. Such proceeds were used to reduce debt.

                        General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                  May 31, 2003
                                 (Unaudited)(1)

         In thousands



         ASSETS:
         Current Assets:
               Cash and cash equivalents                        $1,593
               Accounts receivable                               4,031
               Inventories                                       4,183
               Other current assets                                988
                                                             ---------
                                                                10,795

          Property, plant and equipment, net                         5
          Land and buildings held for sale                       4,569
          Other assets                                               4
          Net assets of discontinued operations                     92
                                                             ---------

                                               Total Assets    $15,465
                                                             =========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
         -------------------------------------
               Accounts payable, trade                            458
               Accrued payroll and payroll-related costs          642
               Accrued expenses and other current liab.         3,754
                                                            ---------
                                                                4,854

         Liabilities subject to compromise
         ---------------------------------
               Revolving credit loan                         $     17
               Notes payable                                   21,757 (2)
               7 3/4% Convertible debentures                    3,000
               Accounts payable, trade                         12,110
               Accrued payroll and payroll-related costs          662
               Net current liabilities of discontinued
                 operation                                      8,004
               Accrued expenses and other current liab.        13,295
                                                             ---------
                                                               58,845

                                                             ---------
                                          Total Liabilities    63,699

         Redeemable 5% Preferred Stock                          3,043

         Stockholders' equity:
               Preferred stock                                    788
               Common stock                                     3,328
               Paid-in-capital                                191,313
               Accumulated deficit                           (245,267)(2)
                Less: Treasury stock                           (1,439)
                                                             ---------
                                                              (51,277)
                                                             ---------

                Total Liabilities and Stockholders' Equity    $15,465
                                                             =========

        -----------
         (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

         (2) Excludes interest/fees on secured debt that may not be payable.